Exhibit 99.2 Case 1:19-cv-01809 Document 2-1 Filed 06/20/19 Page 1 of 28 UNITED STATES DISTRICT COURT FOR THE DISTRICT OF COLUMBIA UNITED STATES OF AMERICA, Plaintiff, v. HARRIS CORPORATION and L3 TECHNOLOGIES, INC., Defendants. HOLD SEPARATE STIPULATION AND ORDER It is hereby stipulated and agreed by and between the undersigned parties, subject to approval and entry by the Court, that: I. DEFINITIONS As used in this Hold Separate Stipulation and Order: A. “Acquirer” means the entity to which Defendants divest the Divestiture Assets. B. “Harris” means Defendant Harris Corporation, a Delaware corporation with its headquarters in Melbourne, Florida, its successors and assigns, and its subsidiaries, divisions,

Case 1:19-cv-01809 Document 2-1 Filed 06/20/19 Page 2 of 28 groups, affiliates, partnerships and joint ventures, and their directors, officers, managers, agents, and employees. C. “L3” means Defendant L3 Technologies, Inc., a Delaware corporation with its headquarters in New York, New York, its successors and assigns, and its subsidiaries, divisions, groups, affiliates, partnerships and joint ventures, and their directors, officers, managers, agents, and employees. D. “Night Vision Business” means Harris’s business in the design, development, manufacture, sale, service, and distribution of image intensifier technology and night vision devices. E. “Divestiture Assets” means the Night Vision Business, including: 1. the facilities located at 7625, 7635, and 7645 Plantation Road, Roanoke, Virginia; 7767 Lila Drive, Roanoke, Virginia; and 7671 Enon Drive, Roanoke, Virginia; 2. all tangible assets, including but not limited to: research and development activities; all manufacturing equipment, tooling and fixed assets, personal property, inventory, office furniture, materials, supplies, and other tangible property; all licenses, permits, certifications, and authorizations issued by any governmental organization for the Night Vision Business; all contracts, teaming arrangements, agreements, leases, commitments, certifications, and understandings, including supply agreements; all customer lists, contracts, accounts, and credit records; all repair and performance records; and all other records of the Night Vision Business; and 3. all intangible assets, including but not limited to: all patents; licenses and sublicenses; intellectual property; copyrights; trademarks; trade names; service marks; service 2

Case 1:19-cv-01809 Document 2-1 Filed 06/20/19 Page 3 of 28 names; technical information; computer software and related documentation; know-how; trade secrets; drawings; blueprints; designs; design protocols; specifications for materials; specifications for parts and devices; safety procedures for the handling of materials and substances; quality assurance and control procedures; design tools and simulation capability; all manuals and technical information Defendants provide to their own employees, customers, suppliers, agents, or licensees; and all research data concerning historic and current research and development efforts, including but not limited to designs of experiments and the results of successful and unsuccessful designs and experiments. II. OBJECTIVES The Final Judgment filed in this case is meant to ensure Defendants’ prompt divestiture of the Divestiture Assets for the purpose of establishing a viable competitor in the image intensifier technology and night vision devices business in order to remedy the effects that the United States alleges would otherwise result from the merger of Harris and L3. This Hold Separate Stipulation and Order ensures, prior to such divestiture, that the Divestiture Assets remain independent, economically viable, and ongoing business concerns that will remain uninfluenced by Defendants, and that the level of competition that existed between Defendants prior to the transaction is maintained during the pendency of the ordered divestiture. 3

Case 1:19-cv-01809 Document 2-1 Filed 06/20/19 Page 4 of 28 III. JURISDICTION AND VENUE The Court has jurisdiction over the subject matter of this action and over each of the parties hereto, and venue of this action is proper in the United States District Court for the District of Columbia. Defendants waive service of summons of the Complaint. IV. COMPLIANCE WITH AND ENTRY OF FINAL JUDGMENT A. The parties stipulate that a Final Judgment in the form attached hereto as Exhibit A may be filed with and entered by the Court, upon the motion of any party or upon the Court’s own motion, at any time after compliance with the requirements of the Antitrust Procedures and Penalties Act (15 U.S.C. § 16), and without further notice to any party or other proceedings, provided that the United States has not withdrawn its consent, which it may do at any time before the entry of the proposed Final Judgment by serving notice thereof on Defendants and by filing that notice with the Court. Defendants agree to arrange, at their expense, publication as quickly as possible of the newspaper notice required by the APPA, which shall be drafted by the United States in its sole discretion. The publication shall be arranged no later than three (3) business days after Defendants’ receipt from the United States of the text of the notice and the identity of the newspaper within which the publication shall be made. Defendants shall promptly send to the United States (1) confirmation that publication of the newspaper notice has been arranged, and (2) the certification of the publication prepared by the newspaper within which the notice was published. 4

Case 1:19-cv-01809 Document 2-1 Filed 06/20/19 Page 5 of 28 B. Defendants shall abide by and comply with the provisions of the proposed Final Judgment, pending the Judgment’s entry by the Court, or until expiration of time for all appeals of any Court ruling declining entry of the proposed Final Judgment, and shall, from the date of the signing of this Stipulation by the parties, comply with all the terms and provisions of the proposed Final Judgment. The United States shall have the full rights and enforcement powers in the proposed Final Judgment, including Section X, as though the same were in full force and effect as the final order of the Court. C. Defendants shall not consummate the transaction sought to be enjoined by the Complaint herein before the Court has signed this Hold Separate Stipulation and Order. D. This Stipulation shall apply with equal force and effect to any amended proposed Final Judgment agreed upon in writing by the parties and submitted to the Court. E. In the event (1) the United States has withdrawn its consent, as provided in Paragraph IV(A) above, or (2) the proposed Final Judgment is not entered pursuant to this Stipulation, the time has expired for all appeals of any Court ruling declining entry of the proposed Final Judgment, and the Court has not otherwise ordered continued compliance with the terms and provisions of the proposed Final Judgment, then the parties are released from all further obligations under this Stipulation, and the making of this Stipulation shall be without prejudice to any party in this or any other proceeding. F. Defendants represent that the divestiture ordered in the proposed Final Judgment can and will be made, and that Defendants will not later raise any claim of mistake, hardship or difficulty of compliance as grounds for asking the Court to modify any of the provisions contained therein. 5

Case 1:19-cv-01809 Document 2-1 Filed 06/20/19 Page 6 of 28 V. HOLD SEPARATE PROVISIONS Until the divestiture required by the Final Judgment has been accomplished: A. Defendants shall preserve, maintain, and continue to operate the Divestiture Assets as an independent, ongoing, economically viable competitive business, with management, sales and operations of such assets held entirely separate, distinct and apart from those of Defendants’ other operations. Defendants shall not coordinate their production, marketing, or terms of sale of any products with those produced by or sold under any of the Divestiture Assets. Within twenty (20) days after the entry of the Hold Separate Stipulation and Order, Defendants will inform the United States of the steps Defendants have taken to comply with this Hold Separate Stipulation and Order. B. Defendants shall take all steps necessary to ensure that (1) the Divestiture Assets will be maintained and operated as an independent, ongoing, economically viable and active competitor in the image intensifier technology and night vision devices business; (2) management of the Divestiture Assets will not be influenced by Defendants; and (3) the books, records, competitively sensitive sales, marketing and pricing information, and decision- making concerning production, distribution or sales of products by or under any of the Divestiture Assets will be kept separate and apart from Defendants’ other operations. C. Defendants shall maintain at 2019 or previously approved levels for 2020, whichever are higher, all promotional, advertising, sales, technical assistance, marketing and merchandising support for the Divestiture Assets. 6

Case 1:19-cv-01809 Document 2-1 Filed 06/20/19 Page 7 of 28 D. Defendants shall provide sufficient working capital and lines and sources of credit to continue to maintain the Divestiture Assets as an economically viable and competitive, ongoing business, consistent with the requirements of Paragraphs V(A) and (B). E. Defendants shall take all steps necessary to ensure that the Divestiture Assets are fully maintained in operable condition at no less than its current capacity and sales, and shall maintain and adhere to normal repair and maintenance schedules for the Divestiture Assets. F. Defendants shall not, except as part of a divestiture approved by the United States in accordance with the terms of the proposed Final Judgment, remove, sell, lease, assign, transfer, pledge or otherwise dispose of any of the Divestiture Assets. G. Defendants shall maintain, in accordance with sound accounting principles, separate, accurate and complete financial ledgers, books and records that report on a periodic basis, such as the last business day of every month, consistent with past practices, the assets, liabilities, expenses, revenues and income of the Divestiture Assets. H. Defendants shall take no action that would jeopardize, delay, or impede the sale of the Divestiture Assets. I. Personnel in the Night Vision Business shall not be transferred or reassigned to other areas within the company except for transfer bids initiated by employees pursuant to Defendants' regular, established job posting policy. Defendants shall provide the United States with ten (10) calendar days’ notice of such transfer. Upon objection by the United States to such transfer, such employees shall not be transferred or reassigned. J. Defendants shall appoint a person or persons to oversee the Divestiture Assets, and who will be responsible for Defendants’ compliance with this section. This person(s) shall 7

Case 1:19-cv-01809 Document 2-1 Filed 06/20/19 Page 8 of 28 have complete managerial responsibility for the Divestiture Assets, subject to the provisions of this Final Judgment. In the event such person(s) is unable to perform his duties, Defendants shall appoint, subject to the approval of the United States, a replacement within ten (10) working days. Should Defendants fail to appoint a replacement acceptable to the United States within this time period, the United States shall appoint a replacement. K. Defendants shall take no action that would interfere with the ability of any trustee appointed pursuant to the Final Judgment to complete the divestiture pursuant to the Final Judgment to an Acquirer or Acquirers acceptable to the United States. VI. DURATION OF HOLD SEPARATE AND ASSET PRESERVATION OBLIGATIONS Defendants’ obligations under Section V of this Hold Separate Stipulation and Order shall remain in effect until (1) consummation of the divestiture required by the proposed Final Judgment or (2) until further order of the Court. If the United States voluntarily dismisses the Complaint in this matter, Defendants are released from all further obligations under this Hold Separate Stipulation and Order. 8

Case 1:19-cv-01809 Document 2-1 Filed 06/20/19 Page 9 of 28

Case 1:19-cv-01809 Document 2-1 Filed 06/20/19 Page 10 of 28 EXHIBIT A

Case 1:19-cv-01809 Document 2-1 Filed 06/20/19 Page 11 of 28 UNITED STATES DISTRICT COURT FOR THE DISTRICT OF COLUMBIA UNITED STATES OF AMERICA, Plaintiff, v. HARRIS CORPORATION and L3 TECHNOLOGIES, INC., Defendants. PROPOSED FINAL JUDGMENT WHEREAS, Plaintiff, United States of America, filed its Complaint on June 20, 2019, the United States and Defendants, Harris Corporation (“Harris”) and L3 Technologies, Inc. (“L3”), by their respective attorneys, have consented to the entry of this Final Judgment without trial or adjudication of any issue of fact or law and without this Final Judgment constituting any evidence against or admission by any party regarding any issue of fact or law; AND WHEREAS, Defendants agree to be bound by the provisions of this Final Judgment pending its approval by the Court; AND WHEREAS, the essence of this Final Judgment is the prompt and certain divestiture of certain rights or assets by Defendants to assure that competition is not substantially lessened;

Case 1:19-cv-01809 Document 2-1 Filed 06/20/19 Page 12 of 28 AND WHEREAS, the United States requires, and Defendants agree, to make a certain divestiture for the purpose of remedying the loss of competition alleged in the Complaint; AND WHEREAS, Defendants have represented to the United States that the divestiture required below can and will be made and that Defendants will not later raise any claim of hardship or difficulty as grounds for asking the Court to modify any of the divestiture provisions contained below; NOW THEREFORE, before any testimony is taken, without trial or adjudication of any issue of fact or law, and upon consent of the parties, it is ORDERED, ADJUDGED, AND DECREED: I. JURISDICTION The Court has jurisdiction over the subject matter of and each of the parties to this action. The Complaint states a claim upon which relief may be granted against Defendants under Section 7 of the Clayton Act, as amended (15 U.S.C. § 18). II. DEFINITIONS As used in this Final Judgment: A. “Acquirer” means the entity to which Defendants divest the Divestiture Assets. B. “Harris” means Defendant Harris Corporation, a Delaware corporation with its headquarters in Melbourne, Florida, its successors and assigns, and its subsidiaries, divisions, groups, affiliates, partnerships, and joint ventures, and their directors, officers, managers, agents, and employees. C. “L3” means Defendant L3 Technologies, Inc., a Delaware corporation with its headquarters in New York, New York, its successors and assigns, and its subsidiaries, divisions, 2

Case 1:19-cv-01809 Document 2-1 Filed 06/20/19 Page 13 of 28 groups, affiliates, partnerships, and joint ventures, and their directors, officers, managers, agents, and employees. D. “Night Vision Business” means Harris’s business in the design, development, manufacture, sale, service, and distribution of image intensifier technology and night vision devices. E. “Divestiture Assets” means the Night Vision Business, including: 1. the facilities located at 7625, 7635, and 7645 Plantation Road, Roanoke, Virginia; 7767 Lila Drive, Roanoke, Virginia; and 7671 Enon Drive, Roanoke, Virginia; 2. all tangible assets, including but not limited to: research and development activities; all manufacturing equipment, tooling and fixed assets, personal property, inventory, office furniture, materials, supplies, and other tangible property; all licenses, permits, certifications, and authorizations issued by any governmental organization for the Night Vision Business; all contracts, teaming arrangements, agreements, leases, commitments, certifications, and understandings, including supply agreements; all customer lists, contracts, accounts, and credit records; all repair and performance records; and all other records of the Night Vision Business; and 3. all intangible assets, including but not limited to: all patents; licenses and sublicenses; intellectual property; copyrights; trademarks; trade names; service marks; service names; technical information; computer software and related documentation; know-how; trade secrets; drawings; blueprints; designs; design protocols; specifications for materials; specifications for parts and devices; safety procedures for the handling of materials and substances; quality assurance and control procedures; design tools and simulation capability; all 3

Case 1:19-cv-01809 Document 2-1 Filed 06/20/19 Page 14 of 28 manuals and technical information Defendants provide to their own employees, customers, suppliers, agents, or licensees; and all research data concerning historic and current research and development efforts, including but not limited to designs of experiments and the results of successful and unsuccessful designs and experiments. F. “Regulatory Approvals” means any approvals or clearances pursuant to filings with the Committee on Foreign Investment in the United States (“CFIUS”), or under antitrust, competition, or other U.S. or international laws required for Acquirer’s acquisition of the Divestiture Assets to proceed. III. APPLICABILITY A. This Final Judgment applies to Harris and L3, as defined above, and all other persons in active concert or participation with any of them who receive actual notice of this Final Judgment by personal service or otherwise. B. If, prior to complying with Section IV and Section V of this Final Judgment, Defendants sell or otherwise dispose of all or substantially all of their assets or of lesser business units that include the Divestiture Assets, Defendants shall require the purchaser to be bound by the provisions of this Final Judgment. Defendants need not obtain such an agreement from the Acquirer of the assets divested pursuant to this Final Judgment. IV. DIVESTITURE A. Defendants are ordered and directed, within the later of forty-five (45) calendar days after the entry of the Hold Separate Stipulation and Order by the Court or fifteen (15) calendar days after Regulatory Approvals have been received, to divest the Divestiture Assets in a manner consistent with this Final Judgment to an Acquirer acceptable to the United States, in 4

Case 1:19-cv-01809 Document 2-1 Filed 06/20/19 Page 15 of 28 its sole discretion. The United States, in its sole discretion, may agree to one or more extensions of this time period not to exceed sixty (60) calendar days in total, and shall notify the Court in such circumstances. Defendants agree to use their best efforts to divest the Divestiture Assets as expeditiously as possible. B. In accomplishing the divestiture ordered by this Final Judgment, Defendants promptly shall make known, by usual and customary means, the availability of the Divestiture Assets. Defendants shall inform any person making an inquiry regarding a possible purchase of the Divestiture Assets that they are being divested pursuant to this Final Judgment and provide that person with a copy of this Final Judgment. Defendants shall offer to furnish to all prospective Acquirers, subject to customary confidentiality assurances, all information and documents relating to the Divestiture Assets customarily provided in a due diligence process, except information or documents subject to the attorney-client privilege or work-product doctrine. Defendants shall make available such information to the United States at the same time that such information is made available to any other person. C. Defendants shall provide the Acquirer and the United States all information relating to all personnel in the Night Vision Business to enable the Acquirer to make offers of employment. Defendants will not interfere in any way with any negotiations or effort by the Acquirer to hire any Defendant employee in the Night Vision Business. D. Defendants shall permit prospective Acquirers of the Divestiture Assets to have reasonable access to personnel and to make inspections of the physical facilities of the Night Vision Business; access to any and all environmental, zoning, and other permit documents and 5

Case 1:19-cv-01809 Document 2-1 Filed 06/20/19 Page 16 of 28 information; and access to any and all financial, operational, or other documents and information customarily provided as part of a due diligence process. E. Defendants shall warrant to the Acquirer that each asset will be operational on the date of sale. F. Defendants shall not take any action that will impede in any way the permitting, operation, or divestiture of the Divestiture Assets. G. At the option of the Acquirer, Defendants shall enter into a transition services agreement for back office, human resource, and information technology services and support for the Night Vision Business for a period of up to twelve (12) months. The United States, in its sole discretion, may approve one or more extensions of this agreement for a total of up to an additional six (6) months. If the Acquirer seeks an extension of the term of this transition services agreement, Defendants shall notify the United States in writing at least three (3) months prior to the date the transition services contract expires. The terms and conditions of any contractual arrangement meant to satisfy this provision must be reasonably related to market value of the expertise of the personnel providing any needed assistance. The employee(s) of Defendants tasked with providing these transition services shall not share any competitively sensitive information of the Acquirer with any other employee of Defendants. H. At the option of the Acquirer, Defendants shall enter into a contract for wafer sawing and sensor packaging services. Such an agreement shall be for a period of up to twelve (12) months. The United States, in its sole discretion, may approve one or more extensions of this agreement for a total of up to an additional six (6) months. If the Acquirer seeks an extension of the term of this agreement, Defendants shall so notify the United States in writing at 6

Case 1:19-cv-01809 Document 2-1 Filed 06/20/19 Page 17 of 28 least three (3) months prior to the date the contract expires. The terms and conditions of any contractual arrangement meant to satisfy this provision must be reasonably related to the market value of the expertise of the personnel providing any needed assistance. The employee(s) of Defendants tasked with providing these services shall not share any competitively sensitive information of the Acquirer with any other employee of Defendants. I. Defendants shall warrant to the Acquirer (1) that there are no material defects in the environmental, zoning, or other permits pertaining to the operation of the Divestiture Assets, and (2) that following the sale of the Divestiture Assets, Defendants will not undertake, directly or indirectly, any challenges to the environmental, zoning, or other permits relating to the operation of the Divestiture Assets. J. Unless the United States otherwise consents in writing, the divestiture pursuant to Section IV or by Divestiture Trustee appointed pursuant to Section V of this Final Judgment shall include the entire Divestiture Assets and shall be accomplished in such a way as to satisfy the United States, in its sole discretion, that the Divestiture Assets can and will be used by the Acquirer as part of a viable, ongoing business of the design, development, manufacture, sale, service, and distribution of image intensifier technology and night vision devices. If any of the terms of an agreement between Defendants and the Acquirer to effectuate the divestiture required by the Final Judgment varies from the terms of this Final Judgment then, to the extent that Defendants cannot fully comply with both terms, this Final Judgment shall determine Defendants’ obligations. The divestiture, whether pursuant to Section IV or Section V of this Final Judgment, (1) shall be made to an Acquirer that, in the United States’ sole judgment, has the intent and capability (including the necessary managerial, operational, 7

Case 1:19-cv-01809 Document 2-1 Filed 06/20/19 Page 18 of 28 technical, and financial capability) of competing effectively in the business of the design, development, manufacture, sale, service, and distribution of image intensifier technology and night vision devices; and (2) shall be accomplished so as to satisfy the United States, in its sole discretion, that none of the terms of any agreement between an Acquirer and Defendants give Defendants the ability unreasonably to raise the Acquirer’s costs, to lower the Acquirer’s efficiency, or otherwise to interfere in the ability of the Acquirer to compete effectively. V. APPOINTMENT OF DIVESTITURE TRUSTEE A. If Defendants have not divested the Divestiture Assets within the time period specified in Paragraph IV(A), Defendants shall notify the United States of that fact in writing. Upon application of the United States, the Court shall appoint a Divestiture Trustee selected by the United States and approved by the Court to effect the divestiture of the Divestiture Assets. B. After the appointment of a Divestiture Trustee becomes effective, only the Divestiture Trustee shall have the right to sell the Divestiture Assets. The Divestiture Trustee shall have the power and authority to accomplish the divestiture to an Acquirer acceptable to the United States, in its sole discretion, at such price and on such terms as are then obtainable upon reasonable effort by the Divestiture Trustee, subject to the provisions of Sections IV, V, and VI of this Final Judgment, and shall have such other powers as the Court deems appropriate. Subject to Paragraph V(D) of this Final Judgment, the Divestiture Trustee may hire at the cost and expense of Defendants any agents, investment bankers, attorneys, accountants, or consultants, who shall be solely accountable to the Divestiture Trustee, reasonably necessary in the Divestiture Trustee’s judgment to assist in the divestiture. Any such agents or consultants shall serve on such terms and conditions as the United States approves, including confidentiality requirements and conflict of interest certifications. 8

Case 1:19-cv-01809 Document 2-1 Filed 06/20/19 Page 19 of 28 C. Defendants shall not object to a sale by the Divestiture Trustee on any ground other than the Divestiture Trustee’s malfeasance. Any such objections by Defendants must be conveyed in writing to the United States and the Divestiture Trustee within ten (10) calendar days after the Divestiture Trustee has provided the notice required under Section VI. D. The Divestiture Trustee shall serve at the cost and expense of Defendants pursuant to a written agreement, on such terms and conditions as the United States approves, including confidentiality requirements and conflict of interest certifications. The Divestiture Trustee shall account for all monies derived from the sale of the assets sold by the Divestiture Trustee and all costs and expenses so incurred. After approval by the Court of the Divestiture Trustee’s accounting, including fees for any of its services yet unpaid and those of any professionals and agents retained by the Divestiture Trustee, all remaining money shall be paid to Defendants and the trust shall then be terminated. The compensation of the Divestiture Trustee and any professionals and agents retained by the Divestiture Trustee shall be reasonable in light of the value of the Divestiture Assets and based on a fee arrangement that provides the Divestiture Trustee with incentives based on the price and terms of the divestiture and the speed with which it is accomplished, but the timeliness of the divestiture is paramount. If the Divestiture Trustee and Defendants are unable to reach agreement on the Divestiture Trustee’s or any agents’ or consultants’ compensation or other terms and conditions of engagement within fourteen (14) calendar days of the appointment of the Divestiture Trustee, the United States may, in its sole discretion, take appropriate action, including making a recommendation to the Court. The Divestiture Trustee shall, within three (3) business days of hiring any other agents or 9

Case 1:19-cv-01809 Document 2-1 Filed 06/20/19 Page 20 of 28 consultants, provide written notice of such hiring and the rate of compensation to Defendants and the United States. E. Defendants shall use their best efforts to assist the Divestiture Trustee in accomplishing the required divestiture. The Divestiture Trustee and any agents or consultants retained by the Divestiture Trustee shall have full and complete access to the personnel, books, records, and facilities of the business to be divested, and Defendants shall provide or develop financial and other information relevant to such business as the Divestiture Trustee may reasonably request, subject to reasonable protection for trade secrets; other confidential research, development, or commercial information; or any applicable privileges. Defendants shall take no action to interfere with or to impede the Divestiture Trustee’s accomplishment of the divestiture. F. After its appointment, the Divestiture Trustee shall file monthly reports with the United States setting forth the Divestiture Trustee’s efforts to accomplish the divestiture ordered under this Final Judgment. Such reports shall include the name, address, and telephone number of each person who, during the preceding month, made an offer to acquire, expressed an interest in acquiring, entered into negotiations to acquire, or was contacted or made an inquiry about acquiring any interest in the Divestiture Assets and shall describe in detail each contact with any such person. The Divestiture Trustee shall maintain full records of all efforts made to divest the Divestiture Assets. G. If the Divestiture Trustee has not accomplished the divestiture ordered under this Final Judgment within six months after its appointment, the Divestiture Trustee shall promptly file with the Court a report setting forth (1) the Divestiture Trustee’s efforts to accomplish the required divestiture; (2) the reasons, in the Divestiture Trustee’s judgment, why the required 10

Case 1:19-cv-01809 Document 2-1 Filed 06/20/19 Page 21 of 28 divestiture has not been accomplished; and (3) the Divestiture Trustee’s recommendations. To the extent such reports contain information that the Divestiture Trustee deems confidential, such reports shall not be filed in the public docket of the Court. The Divestiture Trustee shall at the same time furnish such report to the United States, which shall have the right to make additional recommendations consistent with the purpose of the trust. The Court thereafter shall enter such orders as it shall deem appropriate to carry out the purpose of the Final Judgment, which may, if necessary, include extending the trust and the term of the Divestiture Trustee’s appointment by a period requested by the United States. H. If the United States determines that the Divestiture Trustee has ceased to act or failed to act diligently or in a reasonably cost-effective manner, the United States may recommend the Court appoint a substitute Divestiture Trustee. VI. NOTICE OF PROPOSED DIVESTITURE A. Within two (2) business days following execution of a definitive divestiture agreement, Defendants or the Divestiture Trustee, whichever is then responsible for effecting the divestiture required herein, shall notify the United States of any proposed divestiture required by Section IV or Section V of this Final Judgment. If the Divestiture Trustee is responsible, it shall similarly notify Defendants. The notice shall set forth the details of the proposed divestiture and list the name, address, and telephone number of each person not previously identified who offered or expressed an interest in or desire to acquire any ownership interest in the Divestiture Assets, together with full details of the same. B. Within fifteen (15) calendar days of receipt by the United States of such notice, the United States may request from Defendants, the proposed Acquirer, any other third party, or 11

Case 1:19-cv-01809 Document 2-1 Filed 06/20/19 Page 22 of 28 the Divestiture Trustee, if applicable, additional information concerning the proposed divestiture, the proposed Acquirer, and any other potential Acquirer. Defendants and the Divestiture Trustee shall furnish any additional information requested within fifteen (15) calendar days of the receipt of the request, unless the parties shall otherwise agree. C. Within thirty (30) calendar days after receipt of the notice or within twenty (20) calendar days after the United States has been provided the additional information requested from Defendants, the proposed Acquirer, any third party, and the Divestiture Trustee, whichever is later, the United States shall provide written notice to Defendants and the Divestiture Trustee, if there is one, stating whether it objects to the proposed divestiture. If the United States provides written notice that it does not object, the divestiture may be consummated, subject only to Defendants’ limited right to object to the sale under Paragraph V(C) of this Final Judgment. Absent written notice that the United States does not object to the proposed Acquirer or upon objection by the United States, a divestiture proposed under Section IV or Section V shall not be consummated. Upon objection by Defendants under Paragraph V(C), a divestiture proposed under Section V shall not be consummated unless approved by the Court. VII. FINANCING Defendants shall not finance all or any part of any purchase made pursuant to Section IV or Section V of this Final Judgment. VIII. HOLD SEPARATE Until the divestiture required by this Final Judgment has been accomplished, Defendants shall take all steps necessary to comply with the Hold Separate Stipulation and Order entered by 12

Case 1:19-cv-01809 Document 2-1 Filed 06/20/19 Page 23 of 28 the Court. Defendants shall take no action that would jeopardize the divestiture ordered by the Court. IX. AFFIDAVITS A. Within twenty (20) calendar days of the filing of the Complaint in this matter, and every thirty (30) calendar days thereafter until the divestiture has been completed under Section IV or Section V, Defendants shall deliver to the United States an affidavit, signed by each defendant’s Chief Financial Officer and General Counsel, which shall describe the fact and manner of Defendants’ compliance with Section IV or Section V of this Final Judgment. Each such affidavit shall include the name, address, and telephone number of each person who, during the preceding thirty (30) calendar days, made an offer to acquire, expressed an interest in acquiring, entered into negotiations to acquire, or was contacted or made an inquiry about acquiring, any interest in the Divestiture Assets, and shall describe in detail each contact with any such person during that period. Each such affidavit shall also include a description of the efforts Defendants have taken to solicit buyers for the Divestiture Assets, and to provide required information to prospective Acquirers, including the limitations, if any, on such information. Assuming the information set forth in the affidavit is true and complete, any objection by the United States to information provided by Defendants, including limitation on information, shall be made within fourteen (14) calendar days of receipt of such affidavit. B. Within twenty (20) calendar days of the filing of the Complaint in this matter, Defendants shall deliver to the United States an affidavit that describes in reasonable detail all actions Defendants have taken and all steps Defendants have implemented on an ongoing basis to comply with Section VIII of this Final Judgment. Defendants shall deliver to the United 13

Case 1:19-cv-01809 Document 2-1 Filed 06/20/19 Page 24 of 28 States an affidavit describing any changes to the efforts and actions outlined in Defendants’ earlier affidavits filed pursuant to this Section within fifteen (15) calendar days after the change is implemented. C. Defendants shall keep all records of all efforts made to preserve and divest the Divestiture Assets until one year after such divestiture has been completed. X. COMPLIANCE INSPECTION A. For the purposes of determining or securing compliance with this Final Judgment, or of any related orders such as any Hold Separate Stipulation and Order or of determining whether the Final Judgment should be modified or vacated, and subject to any legally-recognized privilege, from time to time authorized representatives of the United States, including agents retained by the United States, shall, upon written request of an authorized representative of the Assistant Attorney General in charge of the Antitrust Division and on reasonable notice to Defendants, be permitted: (1) access during Defendants’ office hours to inspect and copy or, at the option of the United States, to require Defendants to provide electronic copies of all books, ledgers, accounts, records, data, and documents in the possession, custody, or control of Defendants relating to any matters contained in this Final Judgment; and (2) to interview, either informally or on the record, Defendants’ officers, employees, or agents, who may have their individual counsel present, regarding such matters. The interviews shall be subject to the reasonable convenience of the interviewee and without restraint or interference by Defendants. 14

Case 1:19-cv-01809 Document 2-1 Filed 06/20/19 Page 25 of 28 B. Upon the written request of an authorized representative of the Assistant Attorney General in charge of the Antitrust Division, Defendants shall submit written reports or response to written interrogatories, under oath if requested, relating to any of the matters contained in this Final Judgment as may be requested. C. No information or documents obtained by the means provided in Section X shall be divulged by the United States to any person other than an authorized representative of the executive branch of the United States, except in the course of legal proceedings to which the United States is a party (including grand jury proceedings), for the purpose of securing compliance with this Final Judgment, or as otherwise required by law. D. If at the time that Defendants furnish information or documents to the United States, Defendants represent and identify in writing the material in any such information or documents to which a claim of protection may be asserted under Rule 26(c)(1)(G) of the Federal Rules of Civil Procedure, and Defendants mark each pertinent page of such material, “Subject to claim of protection under Rule 26(c)(1)(G) of the Federal Rules of Civil Procedure,” then the United States shall give Defendants ten (10) calendar days’ notice prior to divulging such material in any legal proceeding (other than a grand jury proceeding). XI. NO REACQUISITION Defendants may not reacquire any part of the Divestiture Assets during the term of this Final Judgment. XII. RETENTION OF JURISDICTION The Court retains jurisdiction to enable any party to this Final Judgment to apply to the Court at any time for further orders and directions as may be necessary or appropriate to carry 15

Case 1:19-cv-01809 Document 2-1 Filed 06/20/19 Page 26 of 28 out or construe this Final Judgment, to modify any of its provisions, to enforce compliance, and to punish violations of its provisions. XIII. ENFORCEMENT OF FINAL JUDGMENT A. The United States retains and reserves all rights to enforce the provisions of this Final Judgment, including the right to seek an order of contempt from the Court. Defendants agree that in any civil contempt action, any motion to show cause, or any similar action brought by the United States regarding an alleged violation of this Final Judgment, the United States may establish a violation of the Final Judgment and the appropriateness of any remedy therefor by a preponderance of the evidence, and Defendants waive any argument that a different standard of proof should apply. B. This Final Judgment should be interpreted to give full effect to the procompetitive purposes of the antitrust laws and to restore all competition the United States alleged was harmed by the challenged conduct. Defendants agree that they may be held in contempt of, and that the Court may enforce, any provision of this Final Judgment that, as interpreted by the Court in light of these procompetitive principles and applying ordinary tools of interpretation, is stated specifically and in reasonable detail, whether or not it is clear and unambiguous on its face. In any such interpretation, the terms of this Final Judgment should not be construed against either party as the drafter. C. In any enforcement proceeding in which the Court finds that Defendants have violated this Final Judgment, the United States may apply to the Court for a one-time extension of this Final Judgment, together with other relief as may be appropriate. In connection with any successful effort by the United States to enforce this Final Judgment against a Defendant, 16

Case 1:19-cv-01809 Document 2-1 Filed 06/20/19 Page 27 of 28 whether litigated or resolved before litigation, that Defendant agrees to reimburse the United States for the fees and expenses of its attorneys, as well as any other costs including experts’ fees, incurred in connection with that enforcement effort, including in the investigation of the potential violation. D. For a period of four (4) years following the expiration of the Final Judgment, if the United States has evidence that a Defendant violated this Final Judgment before it expired, the United States may file an action against that Defendant in this Court requesting that the Court order (1) Defendant to comply with the terms of this Final Judgment for an additional term of at least four years following the filing of the enforcement action under this Section, (2) any appropriate contempt remedies, (3) any additional relief needed to ensure the Defendant complies with the terms of the Final Judgment, and (4) fees or expenses as called for in Paragraph XIII(C). XIV. EXPIRATION OF FINAL JUDGMENT Unless the Court grants an extension, this Final Judgment shall expire ten (10) years from the date of its entry, except that after five (5) years from the date of its entry, this Final Judgment may be terminated upon notice by the United States to the Court and Defendants that the divestiture has been completed and that the continuation of the Final Judgment no longer is necessary or in the public interest. XV. PUBLIC INTEREST DETERMINATION Entry of this Final Judgment is in the public interest. The parties have complied with the requirements of the Antitrust Procedures and Penalties Act, 15 U.S.C. § 16, including making copies available to the public of this Final Judgment, the Competitive Impact Statement, any 17

Case 1:19-cv-01809 Document 2-1 Filed 06/20/19 Page 28 of 28 comments thereon, and the United States’ responses to comments. Based upon the record before the Court, which includes the Competitive Impact Statement and any comments and responses to comments filed with the Court, entry of this Final Judgment is in the public interest. Date: __________________ Court approval subject to procedures of Antitrust Procedures and Penalties Act, 15 U.S.C. § 16: _____________________ United States District Judge 18